SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

TII NETWORK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State of Incorporation)

1-8048	66-0328885
(Commission File No.)	(IRS Employer Identification No.)

141 Rodeo Drive, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-5000

(Registrant's telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

.

Item 2.02     Results of Operations and Financial Condition.

On November 14, 2007, the Company issued a press release announcing its results of operations for the three and nine months ended September 30, 2007.

The information in this Item 2.02, including the portion of the information in Exhibit 99.1 related to the Company’s earnings for the three and nine months ended September 30, 2007 that is incorporated by reference into this Item 2.02, is being furnished, and shall not be deemed "filed," for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03     Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On November 13, 2007, the Board of Directors of the Company approved amendments to Article X of the Company’s By-Laws (the “By-Laws”) to permit the issuance and transfer of uncertificated shares of its stock. Previously all shares were required to be evidenced by certificates. The amendments were adopted pursuant to the rules of the Nasdaq Stock Market which require all companies listed on that exchange to be eligible to participate in a Direct Registration System (a “DRS”) administered by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934 by January 1, 2008. Currently, the Depository Trust Company is the only registered clearing agency operating a DRS.

A DRS enables investors to establish, either through the Company’s transfer agent or through the investor’s broker-dealer, a book-entry position on the books of the Company and to electronically transfer their position through the Depository Trust Company. The system also enables investors to have securities registered in their name without having a physical certificate issued.

The By-Laws also were amended to make them gender neutral.

The description of the amendment to the By-Laws contained herein is qualified in its entirety by reference to Article X of the Company’s By-Laws, as amended, which is attached as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits:

3.1     By-Laws of the Company, as amended.

99.1     The Company’s press release dated November 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TII NETWORK TECHNOLOGIES, INC
Date: November 14, 2007	By:	/s/ Jennifer E. Katsch
Jennifer E. Katsch
Vice President-Finance, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number       Description

3.1               By-Laws of the Company, as amended.

99.1             The Company’s press release dated November 14, 2007.